UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-4108

                            Oppenheimer Value Fund/VA
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: December 31

          Date of reporting period: January 1, 2004 - December 31, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. The Fund generated successful results during the 12-month reporting period, driven partly by the portfolio's emphasis on the industrials sector and strong stock selection in the industrials, health care, financial services, utilities and consumer discretionary sectors. Our management strategy remained consistent during the period, as it does in all types of market environments. We look for companies with strong fundamentals and whose long-term earnings power we believe is being underestimated by Wall Street.

      The portfolio's emphasis in consumer staples stocks fell during the period as we followed our investment strategy. Much of that reduction stemmed from our sale of warehouse club retailer Costco Wholesale Corp. This company had performed well for the Fund, and we sold our shares as they rose and began reflecting the company's improving margin prospects. At the same time, the portfolio's technology sector allocation increased, fueled in part by our purchase of IBM. In our opinion, this company was undervalued and poised to benefit from three likely developments: 1) market share gains in servers and storage; 2) improvement in service margins; 3) improvement in profitability at the micro-electronics subsidiary.

      As we mentioned, the industrials sector added to the Fund's results. In particular, we benefited from defense contractor Raytheon, a large holding for most of the reporting period. Raytheon has been a classic undervalued turnaround story as the company is now gaining market share of the defense industry.

      The Fund also benefited from stock selection in the consumer discretionary sector. McDonald's appreciated in price as the company continued to improve operations. In addition, UnitedGlobalCom, Inc. delivered attractive returns to shareholders in 2004.

      On the negative side, the telecommunications sector dragged down performance, especially our investment in IDT Corp. Investors worried that recent regulatory changes affecting the telecom-services company's competitive local exchange business. Despite this challenge, we have maintained a position in IDT. In our opinion, the company owns other attractive businesses and offers good value. Not emphasizing the energy sector during a time of rising oil prices also hurt performance. Maintaining a smaller position in energy companies relative to the benchmark detracted from results. In addition, our collection of energy stocks underperformed those in the benchmark, the Russell 1000 Value Index.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graph that follows shows the performance of a hypothetical $10,000 investment in the Fund held until December 31, 2004. In the case of Non-Service shares, performance is measured from inception of the class on January 2, 2003. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to the performance of the Russell 1000 Value Index, an unmanaged index of equity securities of small capitalization companies that is a measure of the small company market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graph shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


            4 | OPPENHEIMER VALUE FUND/VA

NON-SERVICE SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
     Oppenheimer Value Fund/VA (Non-Service)
     Russell 1000 Value Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                     Oppenheimer Value      Russell 1000 Value
                                    Fund/VA(Non-Service)          Index

     01/02/2003                            10,000                 10,000
     03/31/2003                             9,230                  9,514
     06/30/2003                            10,800                 11,157
     09/30/2003                            11,250                 11,387
     12/31/2003                            12,900                 13,003
     03/31/2004                            13,152                 13,397
     06/30/2004                            13,100                 13,515
     09/30/2004                            13,194                 13,723
     12/31/2004                            14,771                 15,148

AVERAGE ANNUAL TOTAL RETURNS OF NON-SERVICE SHARES OF THE FUND AT 12/31/04
1-Year 14.50%   5-Year N/A   Since Inception (1/2/03) 21.57%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL US AT 1.800.981.2871. THE FUND'S TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR NAMES. THE FUND'S TOTAL RETURNS DO NOT INCLUDE THE CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT PRODUCTS THAT OFFER THIS FUND. SUCH PERFORMANCE WOULD HAVE BEEN LOWER IF SUCH CHARGES WERE TAKEN INTO ACCOUNT.


            5 | OPPENHEIMER VALUE FUND/VA

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2004.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included, your costs would have been higher.

                                  BEGINNING     ENDING         EXPENSES
                                  ACCOUNT       ACCOUNT        PAID DURING
                                  VALUE         VALUE          6 MONTHS ENDED
                                  (7/1/04)      (12/31/04)     DECEMBER 31, 2004
--------------------------------------------------------------------------------
Non-Service shares Actual         $ 1,000.00    $ 1,127.50     $  9.24
--------------------------------------------------------------------------------
Non-Service shares Hypothetical     1,000.00      1,016.49        8.76

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The annualized expense ratio based on the 6-month period ended December 31, 2004 is as follows:

CLASS                 EXPENSE RATIO
-----------------------------------
Non-Service shares        1.72%


            6 | OPPENHEIMER VALUE FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2004
--------------------------------------------------------------------------------

                                                                          VALUE
                                                          SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--113.6%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--11.0%
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--1.2%
McDonald's Corp.                                           1,030   $      33,022
--------------------------------------------------------------------------------
MEDIA--9.8%
Liberty Media Corp., Cl. A 1                              11,740         128,905
--------------------------------------------------------------------------------
UnitedGlobalCom, Inc., Cl. A 1                            15,310         147,895
                                                                   -------------
                                                                         276,800

--------------------------------------------------------------------------------
CONSUMER STAPLES--6.6%
--------------------------------------------------------------------------------
TOBACCO--6.6%
Altria Group, Inc.                                         3,040         185,744
--------------------------------------------------------------------------------
ENERGY--10.7%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & Services--1.7%
Halliburton Co.                                            1,240          48,658
--------------------------------------------------------------------------------
OIL & GAS--9.0%
BP plc, ADR                                                2,720         158,848
--------------------------------------------------------------------------------
Kinder Morgan, Inc.                                          330          24,133
--------------------------------------------------------------------------------
LUKOIL, Sponsored ADR                                        300          36,750
--------------------------------------------------------------------------------
Petroleo Brasileiro SA, ADR                                  800          31,824
                                                                   -------------
                                                                         251,555

--------------------------------------------------------------------------------
FINANCIALS--29.7%
--------------------------------------------------------------------------------
COMMERCIAL BANKS--8.5%
Bank of America Corp.                                      2,988         140,406
--------------------------------------------------------------------------------
Wells Fargo & Co.                                          1,570          97,576
                                                                   -------------
                                                                         237,982

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--14.0%
Citigroup, Inc.                                            3,330         160,439
--------------------------------------------------------------------------------
Franklin Resources, Inc.                                   1,490         103,779
--------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                             1,500         131,220
                                                                   -------------
                                                                         395,438

--------------------------------------------------------------------------------
INSURANCE--4.4%
Genworth Financial, Inc., Cl. A                              550          14,850
--------------------------------------------------------------------------------
Platinum Underwriters Holdings Ltd.                          800          24,880
--------------------------------------------------------------------------------
Prudential Financial, Inc.                                 1,540          84,638
                                                                   -------------
                                                                         124,368

--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--2.8%
Countrywide Financial Corp.                                  700          25,907
--------------------------------------------------------------------------------
Freddie Mac                                                  710          52,327
                                                                   -------------
                                                                          78,234

--------------------------------------------------------------------------------
HEALTH CARE--3.1%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--2.5%
Wyeth                                                      1,650          70,274
--------------------------------------------------------------------------------
PHARMACEUTICALS--0.6%
Pfizer, Inc.                                                 600          16,134


                                                                          VALUE
                                                          SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
INDUSTRIALS--23.3%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--11.1%
Empresa Brasileira de Aeronautica
SA, ADR                                                    1,770   $      59,189
--------------------------------------------------------------------------------
Honeywell International, Inc.                              4,200         148,722
--------------------------------------------------------------------------------
Raytheon Co.                                               2,710         105,229
                                                                   -------------
                                                                         313,140

--------------------------------------------------------------------------------
COMMERCIAL SERVICES & Supplies--5.0%
Cendant Corp.                                              5,990         140,046
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--7.2%
General Electric Co.                                       3,440         125,560
--------------------------------------------------------------------------------
Tyco International Ltd.                                    2,180          77,913
                                                                   -------------
                                                                         203,473

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--13.4%
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--5.8%
International Business Machines Corp.                      1,670         164,629
--------------------------------------------------------------------------------
SOFTWARE--7.6%
Compuware Corp. 1                                          2,900          18,763
--------------------------------------------------------------------------------
Microsoft Corp.                                            1,200          32,052
--------------------------------------------------------------------------------
Novell, Inc. 1                                             4,800          32,400
--------------------------------------------------------------------------------
Synopsys, Inc. 1                                           1,400          27,468
--------------------------------------------------------------------------------
Take-Two Interactive Software, Inc. 1                      2,960         102,978
                                                                   -------------
                                                                         213,661

--------------------------------------------------------------------------------
MATERIALS--5.0%
--------------------------------------------------------------------------------
CHEMICALS--2.4%
Praxair, Inc.                                              1,490          65,784
--------------------------------------------------------------------------------
METALS & MINING--2.6%
Alcan, Inc.                                                  300          14,712
--------------------------------------------------------------------------------
Inco Ltd. 1                                                1,060          38,987
--------------------------------------------------------------------------------
Phelps Dodge Corp.                                           200          19,784
                                                                   -------------
                                                                          73,483

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--4.6%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--4.6%
IDT Corp., Cl.B 1                                          4,280          66,254
--------------------------------------------------------------------------------
Verizon Communications, Inc.                               1,580          64,006
                                                                   -------------
                                                                         130,260

--------------------------------------------------------------------------------
UTILITIES--6.2%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--4.9%
AES Corp. (The) 1                                          7,040          96,237
--------------------------------------------------------------------------------
PG&E Corp. 1                                                 980          32,614
--------------------------------------------------------------------------------
Reliant Energy, Inc. 1                                       700           9,553
                                                                   -------------
                                                                         138,404


            7 | OPPENHEIMER VALUE FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                          SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
GAS UTILITIES--1.3%
Sempra Energy                                                970   $     35,580

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE

(COST $2,513,881)                                          113.6%     3,196,669
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS
OF OTHER ASSETS                                            (13.6)      (382,139)
                                                    ----------------------------
NET ASSETS                                                 100.0%  $  2,814,530
                                                    ============================

FOOTNOTE TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            8 | OPPENHEIMER VALUE FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2004
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------------
Investments, at value (cost $2,513,881)--see accompanying statement of investments     $     3,196,669
-------------------------------------------------------------------------------------------------------
Cash                                                                                           119,161
-------------------------------------------------------------------------------------------------------
Receivables and other assets:
Dividends                                                                                        4,664
Other                                                                                            1,477
                                                                                       ----------------
Total assets                                                                                 3,321,971

-------------------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Dividends                                                                                      459,831
Investments purchased                                                                           26,088
Shareholder communications                                                                       6,203
Trustees' compensation                                                                           2,640
Other                                                                                           12,679
                                                                                       ----------------
Total liabilities                                                                              507,441

-------------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $     2,814,530
                                                                                       ================

-------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                             $           230
-------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                   2,132,982
-------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                 (1,470)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                     682,788
                                                                                       ----------------
NET ASSETS--applicable to 229,559 shares of beneficial interest outstanding            $     2,814,530
                                                                                       ================

-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND OFFERING PRICE PER SHARE               $         12.26

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            9 | OPPENHEIMER VALUE FUND/VA

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $564)                $    57,968
--------------------------------------------------------------------------------
Interest                                                                    811
                                                                    ------------
Total investment income                                                  58,779

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                          25,294
--------------------------------------------------------------------------------
Legal, auditing and other professional fees                              17,638
--------------------------------------------------------------------------------
Shareholder communications                                                8,574
--------------------------------------------------------------------------------
Trustees' compensation                                                    4,669
--------------------------------------------------------------------------------
Custodian fees and expenses                                                  73
--------------------------------------------------------------------------------
Other                                                                     5,289
                                                                    ------------
Total expenses                                                           61,537
Less reduction to custodian expenses                                        (11)
                                                                    ------------
Net expenses                                                             61,526

--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                      (2,747)

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain on investments                                        462,480
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                    (56,226)

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $   403,507
                                                                    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            10 | OPPENHEIMER VALUE FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                             2004             2003 1
-----------------------------------------------------------------------------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                                              $       (2,747)    $        8,769
-----------------------------------------------------------------------------------------------------------
Net realized gain                                                                462,480            123,023
-----------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                             (56,226)           739,014
                                                                          ---------------------------------
Net increase in net assets resulting from operations                             403,507            870,806

-----------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------
Dividends from net investment income--Non-Service shares                         (10,068)                --
-----------------------------------------------------------------------------------------------------------
Distributions from net realized gain--Non-Service shares                        (584,853)                --

-----------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from beneficial interest
  transactions--Non-Service shares                                              (864,862)         3,000,000

-----------------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------------
Total increase (decrease)                                                     (1,056,276)         3,870,806
-----------------------------------------------------------------------------------------------------------
Beginning of period                                                            3,870,806                 --
                                                                          ---------------------------------
End of period (including accumulated net investment income (loss) of
 $(1,470) and $8,769, respectively)                                       $    2,814,530     $    3,870,806
                                                                          =================================

1. For the period from January 2, 2003 (commencement of operations) to December 31, 2003.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            11 | OPPENHEIMER VALUE FUND/VA

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES  YEAR ENDED DECEMBER 31,                                         2004             2003 1
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $        12.90     $        10.00
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                                        (.01) 2             .03
Net realized and unrealized gain                                                    1.82               2.87
                                                                          ------------------------------------
Total from investment operations                                                    1.81               2.90
--------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                                (.03)                --
Distributions from net realized gain                                               (2.42)                --
                                                                          ------------------------------------
Total dividends and/or distributions
to shareholders                                                                    (2.45)                --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $        12.26     $        12.90
                                                                          ====================================

--------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                                                 14.50%             29.00%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                  $        2,815     $        3,871
--------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                         $        3,370     $        3,205
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                                                       (0.08)%             0.27%
Total expenses                                                                      1.82% 5            1.39% 5
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                              100%               120%

1. For the period from January 2, 2003 (commencement of operations) to December 31, 2003.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            12 | OPPENHEIMER VALUE FUND/VA

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Value Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. The Trust's investment advisor is OppenheimerFunds, Inc. (the Manager). As of December 31, 2004, the majority of the Non-Service shares were owned by the Manager.

      The Fund currently offers Non-Service shares only. The class is sold at offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities


            13 | OPPENHEIMER VALUE FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provisions are required, however, during the year ended December 31, 2004, the Fund paid federal excise tax of $1,754.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                            NET UNREALIZED
                                                              APPRECIATION
                                                          BASED ON COST OF
                                                            SECURITIES AND
      UNDISTRIBUTED     UNDISTRIBUTED    ACCUMULATED     OTHER INVESTMENTS
      NET INVESTMENT        LONG-TERM           LOSS    FOR FEDERAL INCOME
      INCOME                     GAIN   CARRYFORWARD          TAX PURPOSES
      --------------------------------------------------------------------
      $--                         $--            $--              $682,788

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2004. Net assets of the Fund were unaffected by the reclassifications.

                                                         REDUCTION TO
                                   REDUCTION TO       ACCUMULATED NET
              REDUCTION TO      ACCUMULATED NET         REALIZED GAIN
              PAID-IN CAPITAL   INVESTMENT LOSS        ON INVESTMENTS
              -------------------------------------------------------
              $1,926                     $2,576                  $650

The tax character of distributions paid during the year ended December 31, 2004 and the period ended December 31, 2003 was as follows:

                                        YEAR ENDED              PERIOD ENDED
                                 DECEMBER 31, 2004       DECEMBER 31, 2003 1
----------------------------------------------------------------------------
Distributions paid from:
Ordinary income                         $  305,198                       $--
Long-term capital gain                     289,723                        --
                                 -------------------------------------------
Total                                     $594,921                       $--
                                 ===========================================

1. For the period from January 2, 2003 (commencement of operations) to December 31, 2003.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.


            14 | OPPENHEIMER VALUE FUND/VA

Federal tax cost of securities                 $  2,513,881
                                               =============
Gross unrealized appreciation                  $    692,064
Gross unrealized depreciation                        (9,276)
                                               -------------
Net unrealized appreciation                    $    682,788
                                               =============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Trust has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                              YEAR ENDED DECEMBER 31, 2004      PERIOD ENDED DECEMBER 31, 2003 1
                                                  SHARES            AMOUNT              SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
NON-SERVICE SHARES
Sold                                                  --        $       --             300,000      $  3,000,000
Dividends and/or distributions reinvested         10,679           135,090                  --                --
Redeemed                                         (81,120)         (999,952)                 --                --
                                              ------------------------------------------------------------------
Net increase (decrease)                          (70,441)       $ (864,862)            300,000      $  3,000,000
                                              ==================================================================

1. For the period from January 2, 2003 (commencement of operations) to December 31, 2003.


            15 | OPPENHEIMER VALUE FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2004, were $3,336,459 and $4,347,469, respectively.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets over $800 million.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 for assets of $10 million or more. The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Fund. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, the "Oppenheimer defendants"), as well as 51 of the Oppenheimer funds (as "Nominal Defendants") excluding the Fund, 31 present and former Directors or Trustees and 9 present and former officers of the funds. This complaint, filed in the U.S. District Court for the Southern District of New York on January 10, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Oppenheimer defendants believe that the allegations contained in the Complaints are without merit and that they, the funds named as Nominal Defendants, and the Directors/Trustees of those funds have meritorious defenses against the claims asserted. The Oppenheimer defendants intend to defend these lawsuits vigorously and to contest any claimed liability, and they have retained legal counsel to defend such suits. The Oppenheimer defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


            16 | OPPENHEIMER VALUE FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER VALUE FUND/VA:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Value Fund/VA, a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and the period from January 2, 2003 (commencement of operations) to December 31, 2003, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. Additionally, an audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Value Fund/VA as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for the year then ended and the period from January 2, 2003 (commencement of operations) to December 31, 2003, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Denver, Colorado
February 11, 2005


            17 | OPPENHEIMER VALUE FUND/VA

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2005, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2004. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Distributions of $2.0031 per share were paid to Non-service shareholders on December 31, 2004, of which $1.2621 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2004 which are not designated as capital gain distributions should be multiplied by 27.16% to arrive at the amount eligible for the corporate dividend-received deduction.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


            18 | OPPENHEIMER VALUE FUND/VA

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD
FUND, LENGTH OF SERVICE, AGE   BY TRUSTEE; NUMBER OF PORTFOLIOS IN FUND COMPLEX CURRENTLY OVERSEEN BY TRUSTEE
INDEPENDENT                    THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL,
TRUSTEES                       CO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, UNTIL HIS OR HER
                               RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,          Chairman of the following private mortgage banking companies: Cherry Creek Mortgage
Chairman of the Board          Company (since 1991), Centennial State Mortgage Company (since 1994), The El Paso
of Trustees (since 2003)       Mortgage Company (since 1993), Transland Financial Services, Inc. (since 1997);
and Trustee (since 1999)       Chairman of the following private companies: Great Frontier Insurance (insurance
Age: 67                        agency) (since 1995), Ambassador Media Corporation and Broadway Ventures (since
                               1984); a director of the following public companies: Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992) and UNUMProvident (insurance company) (since 1991). Mr. Armstrong is also a Director/Trustee of Campus Crusade for Christ and the Bradley Foundation. Formerly a director of the following: Storage
                               Technology Corporation (a publicly-held computer equipment company) (1991-February
                               2003), and International Family Entertainment (television channel) (1992-1997),
                               Frontier Real Estate, Inc. (residential real estate brokerage) (1994-1999), and
                               Frontier Title (title insurance agency) (1995-June 1999); a U.S. Senator (January
                               1979-January 1991). Oversees 38 portfolios in the OppenheimerFunds complex.

ROBERT G. AVIS,                Formerly, Director and President of A.G. Edwards Capital, Inc. (General Partner of
Trustee (since 1993)           private equity funds) (until February 2001); Chairman, President and Chief Executive
Age: 73                        Officer of A.G. Edwards Capital, Inc. (until March 2000); Vice Chairman and Director of A.G. Edwards, Inc. and Vice Chairman of A.G. Edwards & Sons, Inc. (its brokerage company subsidiary) (until March 1999); Chairman of A.G. Edwards Trust Company and
                               A.G.E. Asset Management (investment advisor) (until March 1999); and a Director
                               (until March 2000) of A.G. Edwards & Sons and A.G. Edwards Trust Company. Oversees
                               38 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,               Formerly Assistant Secretary and a director (December 1991-April 1999) of Centennial
Trustee (since 1999)           Asset Management Corporation; President, Treasurer and a director (June 1989-April
Age: 68                        1999) of Centennial Capital Corporation; Chief Executive Officer and a director of
                               MultiSource Services, Inc. (March 1996-April 1999). Until April 1999 Mr. Bowen held several positions in subsidiary or affiliated companies of the Manager. Oversees 38 portfolios in the OppenheimerFunds complex.

EDWARD L. CAMERON,             A member of The Life Guard of Mount Vernon, George Washington's home (since June
Trustee (since 1999)           2000). Formerly Director (March 2001-May 2002) of Genetic ID, Inc. and its
Age: 66                        subsidiaries (a privately held biotech company); a partner (July 1974-June 1999)
                               with PricewaterhouseCoopers LLP (an accounting firm); and Chairman (July 1994-June
                               1998) of Price Waterhouse LLP Global Investment Management Industry Services Group.
                               Oversees 38 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                 Director (since February 1998) of Rocky Mountain Elk Foundation (a not-for-profit
Trustee (since 1990)           foundation); a director (since 1997) of Putnam Lovell Finance (finance company); a
Age: 63                        director (since June 2002) of UNUMProvident (an insurance company). Formerly a director (October 1999-October 2003) of P.R. Pharmaceuticals (a privately held company); Chairman and a director (until October 1996) and President and Chief
                               Executive Officer (until October 1995) of the Manager; President, Chief Executive
                               Officer and a director (until October 1995) of Oppenheimer Acquisition Corp.,
                               Shareholders Services Inc. and Shareholder Financial Services, Inc. Oversees 38
                               portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                  Director of Colorado Uplift (a non-profit charity) (since September 1984). Formerly
Trustee (since 1996)           (until October 1994) Mr. Freedman held several positions in subsidiary or
Age: 64                        affiliated companies of the Manager. Oversees 38 portfolios in the
                               OppenheimerFunds complex.


            19 | OPPENHEIMER VALUE FUND/VA

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

BEVERLY L. HAMILTON,           Trustee of Monterey International Studies (an educational organization) (since
Trustee (since 2002)           February 2000); a director of The California Endowment (a philanthropic
Age: 58                        organization) (since April 2002) and of a Community Hospital of Monterey Peninsula
                               (educational organization) (since February 2002); a director of America Funds
                               Emerging Markets Growth Fund (since October 1991) (an investment company); an advisor to Credit Suisse First Boston's Sprout venture capital unit. Mrs. Hamilton also is a member of the investment committees of the Rockefeller Foundation and of the University of Michigan. Formerly, Trustee of MassMutual Institutional Funds
                               (open-end investment company) (1996-May 2004); a director of MML Series Investment
                               Fund (April 1989-May 2004) and MML Services (April 1987-May 2004) (investment companies); member of the investment committee (2000-2003) of Hartford Hospital; an advisor (2000-2003) to Unilever (Holland)'s pension fund; and President (February
                               1991-April 2000) of ARCO Investment Management Company. Oversees 37 portfolios in the OppenheimerFunds complex.

ROBERT J. MALONE,              Chairman, Chief Executive Officer and Director of Steele Street State Bank (a
Trustee (since 2002)           commercial banking entity) (since August 2003); director of Colorado UpLIFT (a
Age: 60                        non-profit organization) (since 1986); trustee (since 2000) of the Gallagher Family
                               Foundation (non-profit organization). Formerly, Chairman of U.S. Bank-Colorado (a subsidiary of U.S. Bancorp and formerly Colorado National Bank,) (July 1996-April 1,
                               1999), a director of: Commercial Assets, Inc. (a REIT) (1993-2000), Jones Knowledge,
                               Inc. (a privately held company) (2001-July 2004) and U.S. Exploration, Inc. (oil and
                               gas exploration) (1997-February 2004). Oversees 37 portfolios in the
                               OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,      Trustee of MassMutual Institutional Funds (since 1996) and MML Series Investment
Trustee (since 2000)           Fund (since 1987) (both open-end investment companies) and the Springfield Library
Age: 62                        and Museum Association (since 1995) (museums) and the Community Music School of
                               Springfield (music school) (since 1996); Trustee (since 1987), Chairman of the Board
                               (since 2003) and Chairman of the investment committee (since 1994) for the Worcester
                               Polytech Institute (private university); and President and Treasurer (since January
                               1999) of the SIS Fund (a private not for profit charitable fund). Formerly, member of the investment committee of the Community Foundation of Western Massachusetts
                               (1998 - 2003); Chairman (January 1999-July 1999) of SIS & Family Bank, F.S.B.
                               (formerly SIS Bank) (commercial bank); and Executive Vice President (January
                               1999-July 1999) of Peoples Heritage Financial Group, Inc. (commercial bank).
                               Oversees 38 portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE             THE ADDRESS OF MR. MURPHY IN THE CHART BELOW IS TWO WORLD FINANCIAL CENTER, 225
AND OFFICER                    LIBERTY STREET, 11TH FLOOR, NEW YORK, NY 10281-1008. MR. MURPHY SERVES FOR AN
                               INDEFINITE TERM, UNTIL HIS RESIGNATION, DEATH OR REMOVAL.

JOHN V. MURPHY,                Chairman, Chief Executive Officer and director (since June 2001) and
President and Trustee          President (since September 2000) of the Manager; President and a director or trustee
(since 2001)                   of other Oppenheimer funds; President and a director (since July 2001) of
Age: 55                        Oppenheimer Acquisition Corp. (the Manager's parent holding company) and of
                               Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the
                               Manager); a director (since November 2001) of OppenheimerFunds Distributor, Inc. (a
                               subsidiary of the Manager); Chairman and a director (since July 2001) of Shareholder
                               Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager); President and a director (since July 2001) of
                               OppenheimerFunds Legacy Program (a charitable trust program established by the
                               Manager); a director of the following investment advisory subsidiaries of the
                               Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management
                               Corporation, Trinity Investment Management Corporation and Tremont Capital
                               Management, Inc. (since November 2001), HarbourView Asset Management Corporation and
                               OFI Private Investments, Inc. (since July 2001); President (since November 1, 2001)
                               and a director (since July 2001) of Oppenheimer Real Asset Management, Inc.;
                               Executive Vice President (since February 1997) of Massachusetts Mutual Life
                               Insurance Company (the Manager's parent company); a director (since June 1995) of
                               DLB Acquisition Corporation (a holding company that owns the shares of Babson
                               Capital Management LLC); a member of the Investment Company Institute's Board of
                               Governors (elected to serve from October 3, 2003 through September 30, 2006).
                               Formerly, Chief Operating Officer (September 2000- June 2001) of the Manager;
                               President and trustee (November 1999-November 2001) of MML Series Investment Fund
                               and MassMutual Institutional Funds (open-end investment companies); a director
                               (September 1999 August 2000) of C.M. Life Insurance Company; President, Chief
                               Executive Officer and director (September 1999 August 2000) of MML Bay State Life
                               Insurance Company; a director (June 1989-June 1998) of Emerald Isle Bancorp and
                               Hibernia Savings Bank (a wholly-owned subsidiary of Emerald Isle Bancorp). Oversees
                               62 portfolios as Trustee/Director and 21 additional portfolios as Officer in the
                               OppenheimerFunds complex.


            20 | OPPENHEIMER VALUE FUND/VA

-------------------------------------------------------------------------------------------------------------------
OFFICERS                       THE ADDRESS OF THE OFFICERS IN THE CHART BELOW IS AS FOLLOWS: FOR MESSRS. LEAVY AND
                               ZACK, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK, NY
                               10281-1008, FOR MESSRS. VANDEHEY AND WIXTED 6803 S. TUCSON WAY, CENTENNIAL, CO
                               80112-3924. EACH OFFICER SERVES FOR AN ANNUAL TERM OR UNTIL HIS OR HER EARLIER
                               RESIGNATION, DEATH OR REMOVAL.

CHRISTOPHER LEAVY,             Senior Vice President of the Manager since September 2000; an officer of 8
Vice President and             portfolios in the OppenheimerFunds complex. Formerly a portfolio manager of Morgan
Portfolio Manager              Stanley Dean Witter Investment Management (1997 - September 2000).
(since 2002)
Age: 33

BRIAN W. WIXTED,               Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer of
Treasurer (since 1999)         HarbourView Asset Management Corporation, Shareholder Financial Services, Inc.,
Age: 45                        Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, and
                               Oppenheimer Partnership Holdings, Inc. (since March 1999), of OFI Private
                               Investments, Inc. (since March 2000), of OppenheimerFunds International Ltd. and
                               OppenheimerFunds plc (since May 2000), of OFI Institutional Asset Management, Inc.
                               (since November 2000), and of OppenheimerFunds Legacy Program (a Colorado non-profit corporation) (since June 2003); Treasurer and Chief Financial Officer (since May
                               2000) of OFI Trust Company (a trust company subsidiary of the Manager); Assistant
                               Treasurer (since March 1999) of Oppenheimer Acquisition Corp. Formerly Assistant
                               Treasurer of Centennial Asset Management Corporation (March 1999-October 2003) and
                               OppenheimerFunds Legacy Program (April 2000-June 2003); Principal and Chief
                               Operating Officer (March 1995-March 1999) at Bankers Trust Company-Mutual Fund
                               Services Division. An officer of 83 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                Executive Vice President (since January 2004) and General Counsel (since February
Vice President and             2002) of the Manager; General Counsel and a director (since November 2001) of the
Secretary (since 2001)         Distributor; General Counsel (since November 2001) of Centennial Asset Management
Age: 56                        Corporation; Senior Vice President and General Counsel (since November 2001) of
                               HarbourView Asset Management Corporation; Secretary and General Counsel (since
                               November 2001) of Oppenheimer Acquisition Corp.; Assistant Secretary and a director
                               (since October 1997) of OppenheimerFunds International Ltd. and OppenheimerFunds
                               plc; Vice President and a director (since November 2001) of Oppenheimer Partnership
                               Holdings, Inc.; a director (since November 2001) of Oppenheimer Real Asset
                               Management, Inc.; Senior Vice President, General Counsel and a director (since
                               November 2001) of Shareholder Financial Services, Inc., Shareholder Services, Inc.,
                               OFI Private Investments, Inc. and OFI Trust Company; Vice President (since November
                               2001) of OppenheimerFunds Legacy Program; Senior Vice President and General Counsel
                               (since November 2001) of OFI Institutional Asset Management, Inc.; a director (since
                               June 2003) of OppenheimerFunds (Asia) Limited. Formerly Senior Vice President (May
                               1985-December 2003), Acting General Counsel (November 2001-February 2002) and
                               Associate General Counsel (May 1981-October 2001) of the Manager; Assistant
                               Secretary of Shareholder Services, Inc. (May 1985-November 2001), Shareholder
                               Financial Services, Inc. (November 1989-November 2001); and OppenheimerFunds
                               International Ltd. (October 1997-November 2001). An officer of 83 portfolios in the
                               OppenheimerFunds complex.

MARK S. VANDEHEY,              Senior Vice President and Chief Compliance Officer (since March 2004) of the
Vice President and             Manager; Vice President (since June 1983) of OppenheimerFunds Distributor, Inc.,
Chief Compliance Officer       Centennial Asset Management Corporation and Shareholder Services, Inc. Formerly
(since 2004)                   (until February 2004) Vice President and Director of Internal Audit of
Age: 54                        OppenheimerFunds, Inc. An officer of 83 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.981.2871.


            21 | OPPENHEIMER VALUE FUND/VA

ITEM 2. CODE OF ETHICS

      The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

      The Board of Trustees of the registrant has determined that Edward L. Cameron, the Chairman of the Board's Audit Committee, and George C. Bowen, a member of the Board's Audit Committee, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as "audit committee financial experts," and has designated Messrs. Cameron and Bowen as the Audit Committee's financial experts. Messrs. Cameron and Bowen are "independent" Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

      (a)   Audit Fees

            The principal accountant for the audit of the registrant's annual financial statements billed $9,500 in fiscal 2004 and $8,500 in fiscal 2003.

      (b)   Audit-Related Fees

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2004 and $35,859 in fiscal 2003 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

            Such fees include: internal control reviews.

      (c)   Tax Fees

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2004 and $5,548 in fiscal 2003 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

            Such fees include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

      (d)   All Other Fees

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

      (e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

            The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

            Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

            (2) 100%

      (f)   Not applicable as less than 50%.

      (g) The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2004 and $41,407 in fiscal 2003 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

      (h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence. No such services were rendered.

ITEM 5. NOT APPLICABLE

ITEM 6. SCHEDULE OF INVESTMENTS

        Not applicable

ITEM 7. NOT APPLICABLE

ITEM 8. NOT APPLICABLE

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

      The registrant's Board of Trustees has established a Governance Committee, one function of which is to create and oversee the process by which shareholders can submit nominees for positions on the Board. The Governance Committee has not yet adopted a charter, but anticipates that it will do so by the end of this calendar year. The Committee has temporarily adopted the process previously adopted by the Audit Committee regarding shareholder submission of nominees for board positions. Shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Governance Committee's consideration by mailing such information to the Committee in care of the Fund. The Committee may consider such persons at such time as it meets to consider possible nominees. The Committee, however, reserves solo discretion to determine the candidates for trustees and independent trustees to recommend to the Board and/or shareholders and may identify candidates other than those submitted by Shareholders. The Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new trustees except for those instances when a shareholder vote is required.

      Shareholders who desire to communicate with the Board should address correspondence to the Board of Trustees of the registrant, or to an individual Trustee c/o the Secretary of the Fund at 6803 South Tucson Way, Centennial, Colorado 80112 and may submit their correspondence electronically at WWW.OPPENHEIMERFUNDS.COM under the caption "contact us." If your correspondence is intended for a particular Trustee, please indicate the name of the Trustee for whom it is intended. The sender should indicate in the address whether it is intended for the entire board, the Independent Trustees as group, or to an individual Trustee. The Governance Committee will consider if a different process should be recommended to the Board.

ITEM 10. CONTROLS AND PROCEDURES

      (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of December 31, 2004,
            registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

      (b) There have been no changes in registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

      (A) EXHIBIT ATTACHED HERETO. (ATTACH CODE OF ETHICS AS EXHIBIT)(NOT APPLICABLE TO SEMIANNUAL REPORTS)

      (B)   EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS)